UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2004

Guaranty Federal Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

43-1792717
(I.R.S. employer identification number)

0-23325
(Commission file number)

1341 West Battlefield
Springfield, Missouri 65807
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (417) 520-4333
Not applicable
(Former name or former address, if changed since last report)

INCLUDED INFORMATION

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit Number Description

99.1 Press release, dated March 16, 2004 (furnished with respect to Item 12)

Item 12. Results of Operations and Financial Condition

On March 16, 2004, the Company issued a press release announcing revised earnings for the second quarter ended December 31, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Guaranty Federal Bancshares, Inc.

By:
/s/ Don M. Gibson______________
Don M. Gibson
President and Chief Executive Officer

Date: March 16, 2004